                                                                 EXHIBIT (2.2)


Microfilm Number ________        Filed with the Department of State on _________

Entity Number ___________
                                 -----------------------------------------------
                                          Secretary of the Commonwealth


              ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                            DSCB:15-1926 (Rev 90)


     In compliance with the requirements of 15 Pa.C.S. (S) 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.  The name of the corporation surviving the merger is:
                                                        -----------------------

          CoreStates Financial Corp
- -------------------------------------------------------------------------------


2.  (Check and complete one of the following):
     X The surviving corporation is a domestic business corporation and the
    ---
       (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) NE Corner Broad and Chestnut Streets, Philadelphia, PA 19107 Philadelphia
       -------------------------------------------------------------------------
       Number and Street                   City        State   Zip     County

   (b) c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider               County

       For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

       The surviving corporation is a qualified foreign business corporation
    --
       incorporated under the laws of ____________________ and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)
       -------------------------------------------------------------------------
       Number and Street                   City        State   Zip     County

   (b) c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider               County

       For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

       The surviving corporation is a nonqualified foreign business
    ---
       corporation incorporated under the laws of


       -------------------------------------------------------------------------
       Number and Street                   City        State   Zip     County

DSCB:15-1926 (Rev 90)-2

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

    Name of Corporation

    Independence Bancorp, Inc.
    -------------------------------------------------------------------------


    Address of Registered Office or Name of Commercial Registered Office
    Provider

    One Hillendale Road, Perkasie, PA 18944
    -------------------------------------------------------------------------


    County

    Bucks
    -------------------------------------------------------------------------

4.  (Check, and if appropriate complete, one of the following):

      X   The plan of merger shall be effective upon filing these Articles of
    -----
          Merger in the Department of State.

          The plan of merger shall be effective on ___________ at ____________
    -----                                            Date            Hour


5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    Name of Corporation                Manner of Adoption

    CoreStates Financial Corp - adopted by resolution of the Board of Directors, pursuant to 15 PA.C.S. (S)1924(b)(2)
    -------------------------------------------------------------------------

    Independence Bancorp, Inc. - adopted by directors and shareholders, pursuant to 15 PA.C.S. (S)1924(a)
    -------------------------------------------------------------------------

6.  (Check, and if appropriate complete, one of the following):

      X
    ----- The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

    -- Pursuant to 15 Pa.C.S. (S) 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:


       ----------------------------------------------------------------------
       Number and Street                 City         State        Zip


(PA. - 1424)








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    IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 27th day of June, 1994.


                                   CoreStates Financial Corp
                                ----------------------------------
                                      (Name of Corporation)


                                BY: /s/ David J. Martin
                                   -----------------------------------------
                                        (signature)

                                TITLE: Executive Vice President
                                      --------------------------------------

                                  Independence Bancorp, Inc.
                                --------------------------------------------
                                     (Name of Corporation)


                                BY: /s/ John D. Harding
                                   -----------------------------------------
                                        (signature)

                                TITLE: President and Chief Executive Officer
                                      --------------------------------------